                                                                     Exhibit (5)



NATIONAL SECURITY LIFE & ANNUITY COMPANY             ADMINISTRATIVE OFFICE
100 Court Street                                     [P.O. Box XXX
Binghamton, New York 13902                           Cincinnati, Ohio 45201-XXX]

Please print all answers.
===================================================================================================================

VARIABLE ANNUITY APPLICATION


1.   PLAN NAME
               -------------------------------------------------------------------------------------------------

2.   ANNUITANT

     -----------------------------------------------------------------------------------------------------------
     First Name                 Middle              Last

     -----------------------------------------------------------------------------------------------------------
     Street Address
                                                                   (   )
     -----------------------------------------------------------------------------------------------------------
     City                       State             Zip                     Phone


     SS#/Tax ID __ __ __ __ __ __ __ __ __     Sex: [ ] M [ ] F      Date of Birth: ____ - ____ - ____
===================================================================================================================

3a. OWNER (If different than Annuitant)                      3b. JOINT OWNER (If applicable) Owner's Spouse?
                                                                                            [ ]Yes [ ] No

    ------------------------------------------------         ---------------------------------------------------
    First Name                         Middle                First Name                         Middle

    ------------------------------------------------         ---------------------------------------------------
    Last                                                     Last

    ------------------------------------------------         ---------------------------------------------------
    Street Address                                           Street Address

    ------------------------------------------------         ---------------------------------------------------
    City                                                     City

    ------------------------------------------------         ---------------------------------------------------
    State                               Zip                  State                                 Zip

    (      )                                                 (      )
    ------------------------------------------------         ---------------------------------------------------
    Phone                                                    Phone

    SS#/Tax ID __ __ __ __ __ __ __ __ __                    SS#/Tax ID __ __ __ __ __ __ __ __ __

    Sex: [ ] M [ ] F     Date of Birth: ___ - ___ -___       Sex: [ ] M [ ] F        Date of Birth: ___ - ___ -___
===================================================================================================================
4.  BENEFICIARY (Use Special Requests section or enclose a signed letter of instruction if you need to provide additional information.)

    ------------------------------------------------         ---------------------------------------------------
    Beneficiary Name  [ ]  Primary    [ ] Contingent         Beneficiary Name     [ ]  Primary    [ ] Contingent


    ------------------------------------------------         ---------------------------------------------------
    Street Address                                           Street Address

    ------------------------------------------------         ---------------------------------------------------
    City                                                     City

    ------------------------------------------------         ---------------------------------------------------
    State                               Zip                  State                                 Zip

    (      )                                                 (      )
    ------------------------------------------------         ---------------------------------------------------
    Phone                                                    Phone

    ------------------------------------------------         ---------------------------------------------------
    Relationship to Annuitant                                Relationship to Annuitant

===================================================================================================================
5. DEATH BENEFIT OPTION

   Annual Death Benefit Rider               [ ] Yes  [ ] No    Gain Enhancement Benefit Rider   [ ] Yes  [ ] No
   Guaranteed Minimum Death Benefit Rider   [ ] Yes  [ ] No                                     [ ] 50%  [ ] 100%

6. INITIAL PURCHASE PAYMENT

   [ ] Amount with application      $_____________           [ ]  1035 exchange/estimated transfer  $_____________

===================================================================================================================
Form NS-4896-NY                                 1                  --------------------------------------------

                                                                   --------------------------------------------


=========================================================================================================================
7. TYPE OF PLAN  [ ] Non-qualified   [ ] Qualified (For qualified plans, select type of plan and payment type below.)

   [ ]  TSA/403(b)     [ ]  401(k)   [ ]  SEP-IRA        [ ]  Roth IRA                 [ ]  Roth Conversion
   [ ]  IRA            [ ]  457      [ ]  Simple IRA     [ ]  Pension/Profit Sharing   [ ]  Other_______________________

   PAYMENT TYPE:
   [ ]  Rollover (Plan Distribution)                    [ ]  Contribution
   [ ]  Transfer (Attach transfer form(s).)             $________ for tax year; $________ for tax year
-------------------------------------------------------------------------------------------------------------------------

8. REPLACEMENT OF ANNUITY

   Will the purchase of this annuity replace or change any other insurance or annuity? [ ] Yes [ ] No (If yes, or
   1035 exchange, write insurance company name and contract number in Special Requests section and attach any required state replacement and/or transfer forms.)
-------------------------------------------------------------------------------------------------------------------------
9. REBALANCING [ ]  Yes [ ]  No
   Variable Subaccounts will be rebalanced to the allocation percentages on this application. Rebalancing does not apply to the Guaranteed Account.

   FREQUENCY: (Choose one.)

   [ ]  Quarterly    [ ]  Semi-Annually    [ ]  Annually
-------------------------------------------------------------------------------------------------------------------------

10. ALLOCATION OF PURCHASE PAYMENTS

    Enter at least 1% for each Investment Subaccount selected. Percentages must total 100%. No more than 10 Subaccounts
    (in addition to the Guaranteed Account) may be selected.

                  SUBACCOUNTS:

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %___________________________________________________________________________________________________

    ____________ %_________________________________ [ ] Guaranteed Account (where available)   [ ] Fixed DCA

-------------------------------------------------------------------------------------------------------------------------

                                         SUBACCOUNTS:
11. DOLLAR COST AVERAGING                DCA:           Allocations only:

    TRANSFER DOLLAR AMOUNTS FROM:        ____________ %_______________________________________________________
    [ ]  Money Market Subaccount         ____________ %_______________________________________________________
    [ ]  Guaranteed Account              ____________ %_______________________________________________________
    (Check transfer frequency below)     ____________ %_______________________________________________________
                                         ____________ %_______________________________________________________
    12 Month DCA     [ ]  Monthly        ____________ %_______________________________________________________
                     [ ]  Quarterly      ____________ %_______________________________________________________
     6 Month DCA     [ ]  Monthly        ____________ %_______________________________________________________
                     [ ]  Quarterly
    Money Market DCA [ ]  Monthly
                     [ ]  Quarterly       I/we understand that the accumulation value in my elected Subaccount must be kept at or above the amount which will permit the dollar-cost averaging transfers requested; otherwise these transfers will end.
                                         This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to National Security Life & Annuity Company, or by telephone.
=========================================================================================================================
Form NS-4896-NY                                         2


=================================================================================================================================

12. SYSTEMATIC WITHDRAWALS                                                                              *IF SYSTEMATIC
    I (we) wish to start a series of partial surrenders from the policy issued pursuant to this         WITHDRAWALS ARE
    application as indicated below.                                                                     BEING USED IN
                                                                                                        CONJUNCTIOn WITH
                PAYMENTS SHOULD BEGIN:  [ ] As soon as possible    [ ]  _______ Month  _______ Year     DOLLAR COST
                                                                                                        AVERAGING (DCA),
             THE TOTAL AMOUNT OF THESE  [ ] 10% of the accumulation value                               THE FIRST PAYOUT
    PARTIAL SURRENDERS DURING A TWELVE  [ ] _____ % of the accumulation value (cannot                   CANNOT BE SENT
            MONTH PERIOD SHOULD EQUAL:              exceed 10%)                                         UNTIL AFTER THE
                                                                                                        DCA TRANSFER IS
              PAYMENTS SHOULD BE MADE:  [ ] Monthly   [ ] Quarterly  [ ] Semi-Annually  [ ] Annually    PROCESSED.

                            CHECK ONE:  [ ] I/we am subject to backup withholding. [I/we am not subject to backup withholding.

      If you ARE NOT subject to backup withholding, but wish to have Federal Income Tax withheld, please check here [ ].

---------------------------------------------------------------------------------------------------------------------------------

13. PORTFOLIO TRANSFER AUTHORIZATION (Owner/Owners must initial.) _____   _____

    By initialing, National Security Life & Annuity is authorized and directed to act on telephone and/or internet instructions from any person(s) who can furnish proper identification. National Security Life & Annuity will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, National Security
    Life & Annuity, our affiliates, directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

    I/we authorize you to allow my registered representative/agent to make telephone and/or internet transfers on my behalf, unless "No" is checked.  [ ] No
---------------------------------------------------------------------------------------------------------------------------------

14. [ ] YES, PLEASE SEND FUTURE PROSPECTUS UPDATES AND OTHER INFORMATION VIA DISKETTE OR COMPACT DISC, WHEN AVAILABLE.

---------------------------------------------------------------------------------------------------------------------------------

15. SPECIAL REQUESTS
    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

16. STATEMENT OF APPLICANT

    All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the policy. I/we agree to all terms and conditions as shown on the front and back. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE
    OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF THE
    CURRENT PROSPECTUS FOR THE SEPARATE ACCOUNT APPLICABLE TO THE POLICY AND ALL AVAILABLE UNDERLYING MUTUAL FUNDS. I/we
    agree that no one, except the President, the Secretary, or a Vice President of National Security Life & Annuity can
    make or change any annuity. Under Penalty of perjury, each Owner certifies that his/her Social Security (or taxpayer identification) number is correct as it appears in this application.



=================================================================================================================================
Form NS-4896-NY                                                 3               -------------------------------------------------

                                                                                -------------------------------------------------


=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

18. ANNUITANT OWNER'S SIGNATURE(S)

    -----------------------------------------------------------------------------------------------------------------------------
    Annuitant Signature                                                 Date                Signed at (City/State)

    -----------------------------------------------------------------------------------------------------------------------------
    Owner/Applicant Signature (If different from Annuitant)             Date                Signed at (City/State)

    -----------------------------------------------------------------------------------------------------------------------------
    Joint Owner Signature                                               Date                Signed at (City/State)

=================================================================================================================================

19. STATEMENT OF AGENT

    Will this Contract change or replace any existing life insurance or annuity in this or any other company? [ ] Yes [ ] No

    If yes, explain in Special Requests section. I certify that I am authorized and qualified to discuss this Contract. I also certify that I witnessed the Applicant's signature.

    -----------------------------------------------------------------------------------------------------------------------------
    Agent Full Name (Print)                                     Agent Signature


    -----------------------------------------------------------------------------------------------------------------------------
     Agent SS# (Required)                                       Agent's License ID Number


    -----------------------------------------------------------------------------------------------------------------------------
    Agent Phone Number                                          Broker/Dealer Name


    -----------------------------------------------------------------------------------------------------------------------------


    REP. OPTION:
    -----------------------------------------------------------------------------------------------------------------------------
                                                                Agency Code                             Agent Code


=================================================================================================================================
Form NS-4896-NY                                                 4